Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Second Quarter 2020 Results
Cable Access Segment Revenue up over 100% Year Over Year

SAN JOSE, California, August 3, 2020 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the second quarter of 2020.
“Harmonic executed well, exceeding expectations despite challenging market conditions,” said Patrick Harshman, president and chief executive officer of Harmonic. “Our Cable Access revenue and Video SaaS customer base both grew solidly in the quarter, and we strengthened our cash position. Looking ahead, we are capitalizing on this momentum around the world and anticipate delivering a profitable second half of 2020.”
Q2 Financial and Business Highlights

Financial

•	Revenue: $74.0 million, down 12.8% year over year.

•	SaaS and service revenue: $31.8 million, up 4.3% year over year.

•	Gross margin: GAAP 51.0% and non-GAAP 51.6%, compared to GAAP 51.8% and non-GAAP 53.6% in the year ago period.

•	Cable Access segment revenue: $26.5 million, up 100% year over year.

•	Video segment gross margin: 54.8%, compared to 57.9% in the year ago period.

•	Operating loss: GAAP loss $9.6 million and non-GAAP loss $5.1 million, compared to GAAP loss $7.8 million and non-GAAP loss $2.8 million in the year ago period.

•
EPS: GAAP net loss per share $0.16 cents and non-GAAP net loss per share $0.06 cents, compared to GAAP net loss per share $0.13 cents and non-GAAP net loss per share $0.04 cents in the year ago period.

•	Cash: $77.7 million, up $19.6 million year over year.

Business

•	CableOS solution commercially deployed with 29 customers, up 81% year over year.

•	CableOS deployments scaled to 1.7 million served cable modems, up 116% year over year.

•	Video SaaS customer base increased to 66 customers, up 136% year over year.

•	Over 47,000 OTT channels deployed globally, up 19% year over year.

•	Launched partnership with SES to enable 5G in the U.S. through an innovative bandwidth reclamation solution.

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q2 2020	Q1 2020	Q2 2019	Q2 2020	Q1 2020	Q2 2019
	(in millions, except per share data)
Net revenue	$74.0	$78.4	$84.9	$74.0	$78.4	$84.9
Net loss	$(15.4)	$(22.0)	$(11.8)	$(5.9)	$(9.8)	$(4.0)
Diluted EPS	$(0.16)	$(0.23)	$(0.13)	$(0.06)	$(0.10)	$(0.04)

Other Financial Information				Q2 2020	Q1 2020	Q2 2019
				(in millions)
Adjusted EBITDA				$(2.8)	$(7.0)	$(0.3)
Bookings for the quarter				$77.0	$76.3	$92.6
Backlog and deferred revenue as of quarter end				$210.2	$207.9	$194.7
Cash and cash equivalents as of quarter end				$77.7	$71.7	$58.1
Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

GAAP Financial Guidance	Q3 2020		Q4 2020		2020
	Low	High	Low	High	Low	High
(in millions, except percentages and per share data)
Net Revenue	$75.0	$87.0	$122.0	$142.0	$349.5	$381.5
Video	$40.0	$47.0	$87.0	$97.0	$229.0	$246.0
Cable Access	$35.0	$40.0	$35.0	$45.0	$120.5	$135.5
Gross Margin %	50.0%	51.5%	50.0%	53.0%	49.5%	51.0%
Operating Expenses	$50.0	$52.0	$50.0	$54.0	$202.5	$208.5
Operating Income (Loss)	$(14.5)	$(5.5)	$11.0	$21.0	$(31.5)	$(12.5)
Tax Expense	$(0.6)	$(0.6)	$(0.6)	$(0.6)	$(3.4)	$(3.4)
EPS	$(0.19)	$(0.10)	$0.07	$0.17	$(0.50)	$(0.31)
Shares	97.6	97.6	98.5	98.5	97.0	97.0
Cash	$80.0	$90.0	$80.0	$90.0	$80.0	$90.0

Non-GAAP Financial Guidance	Q3 2020		Q4 2020		2020
	Low	High	Low	High	Low	High
(in millions, except percentages and per share data)
Net Revenue	$75.0	$87.0	$122.0	$142.0	$349.5	$381.5
Video	$40.0	$47.0	$87.0	$97.0	$229.0	$246.0
Cable Access	$35.0	$40.0	$35.0	$45.0	$120.5	$135.5
Gross Margin %	50.5%	52.0%	50.0%	53.0%	50.0%	51.5%
Operating Expenses	$45.0	$47.0	$45.0	$49.5	$181.5	$187.5
Operating Income (Loss)	$(9.0)	$0.0	$16.0	$26.0	$(7.5)	$11.5
Adjusted EBITDA	$(6.0)	$3.0	$19.0	$29.0	$3.0	$22.0
Tax rate	10%	10%	10%	10%	10%	10%
EPS	$(0.09)	$(0.01)	$0.13	$0.22	$(0.12)	$0.05
Shares	97.6	97.6	98.5	98.5	97.0	98.1
Cash	$80.0	$90.0	$80.0	$90.0	$80.0	$90.0

See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Monday, August 3, 2020. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. An audio version of the webcast will be available by calling +1.574.990.1032 or +1.800.240.9147 (passcode 7493165). A replay will be available after 5:00 p.m. PT on the same web site or by calling +1.404.537.3406 or +1.855.859.2056 (passcode 7493165).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in video delivery technology and services, enables media companies and service providers to deliver ultra-high-quality broadcast and OTT video services to consumers globally. The Company has also revolutionized cable access networking via the industry’s first virtualized cable access solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software-as-a-service (SaaS) technologies, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and VOD content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: GAAP net revenue, GAAP gross margins, GAAP operating expenses, GAAP operating income (loss), GAAP tax expense, GAAP EPS, non-GAAP revenue, non-GAAP gross margins, non-GAAP operating expenses, non-GAAP operating income (loss), Adjusted EBITDA, non-GAAP tax rate and non-GAAP EPS and cash. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the market and technology trends underlying our Video and Cable Access businesses will not continue to develop in their current direction or pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the potential impact of the Covid-19 pandemic on our operations or the operations of our supply chain or our customers; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our CableOS® and VOS® product solutions; dependence on market acceptance of various types of broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the effect on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2019, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.

Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.
The Company believes that the presentation of non-GAAP measures when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: revenue, segment revenue, gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss) (including those amounts as a percentage of revenue), Adjusted EBITDA and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Cable Access inventory charge - Harmonic from time to time incurs inventory impairment charges associated with material business shifts, such as the repositioning of our Cable Access segment. We exclude these items, because we do not believe they are reflective of our ongoing long-term business and operating results.
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Amortization of intangibles - A portion of the purchase price of our acquisitions is generally allocated to intangible assets, and is subject to amortization. However, Harmonic does not acquire businesses on a predictable cycle. Additionally, the amount of an acquisition’s purchase price allocated to intangible assets and the term of its related amortization can vary significantly and is unique to each acquisition. Therefore, we believe that the presentation of non-GAAP financial measures that adjust for the amortization of intangible assets provides investors and others with a consistent basis for comparison across accounting periods.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.

Loss on debt extinguishment - In the second quarter of fiscal 2020, we recorded a debt extinguishment loss of $0.8 million resulting from the exchange of $37.7 million in aggregate principal amount of our convertible notes due in 2020 for $37.7 million in aggregate principal amount of convertible notes due in 2022. We have excluded this loss from our non-GAAP financial measures because we do not believe the loss is reflective of our ongoing long-term business and operating results.
Non-cash interest expense and other expenses related to convertible notes and other debt - We record the accretion of the debt discount related to the equity component and amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Accounting impact related to warrant amortization - We issued a warrant to a customer, Comcast Corporation, in September 2016 pursuant to which Comcast may purchase up to 7.8 million shares of Harmonic common stock. In July 2019, in connection with Comcast's election of enterprise license pricing for the Company's CableOS software, all warrant shares were fully vested as of July 1, 2019. As a result of Comcast's election of enterprise license pricing, we no longer excluded the effect of warrant amortization in our non-GAAP financial measures beginning with the third quarter of fiscal 2019.

Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.

CONTACTS:

Sanjay Kalra	Michael Smiley
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6031	+1.408.490.6176

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	June 26, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$77,744	$93,058
Accounts receivable, net	74,781	88,500
Inventories, net	32,097	29,042
Prepaid expenses and other current assets	23,255	40,762
Total current assets	207,877	251,362
Property and equipment, net	41,341	22,928
Operating lease right-of-use assets	25,292	27,491
Goodwill	239,816	239,780
Intangibles, net	1,993	4,461
Other long-term assets	41,202	41,305
Total assets	$557,521	$587,327

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Other debts and finance lease obligations, current	$6,323	$6,713
Accounts payable	27,235	40,933
Income taxes payable	1,017	1,226
Deferred revenue	47,605	37,117
Accrued and other current liabilities	55,366	62,535
Convertible notes, short-term	7,855	43,375
Total current liabilities	145,401	191,899
Convertible notes, long-term	126,554	88,629
Other debts and finance lease obligations, long-term	13,994	10,511
Income taxes payable, long-term	182	178
Other non-current liabilities	41,108	41,254
Total liabilities	$327,239	$332,471

Convertible notes	—	2,410
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 96,863 and 91,875 shares issued and outstanding at June 26, 2020 and December 31, 2019, respectively	97	92
Additional paid-in capital	2,342,856	2,327,359
Accumulated deficit	(2,109,295)	(2,071,940)
Accumulated other comprehensive loss	(3,376)	(3,065)
Total stockholders’ equity	230,282	252,446
Total liabilities and stockholders’ equity	$557,521	$587,327

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three months ended		Six months ended
	June 26, 2020	June 28, 2019	June 26, 2020	June 28, 2019
Revenue:
Appliance and integration	$42,224	$54,417	$89,976	$106,782
SaaS and service	31,770	30,448	62,435	58,189
Total net revenue	73,994	84,865	152,411	164,971
Cost of revenue:
Appliance and integration	22,784	29,312	49,071	56,366
SaaS and service	13,437	11,625	28,829	22,828
Total cost of revenue	36,221	40,937	77,900	79,194
Total gross profit	37,773	43,928	74,511	85,777
Operating expenses:
Research and development	19,498	21,313	41,621	42,714
Selling, general and administrative	27,005	29,319	58,223	57,330
Amortization of intangibles	742	784	1,512	1,572
Restructuring and related charges	82	276	758	333
Total operating expenses	47,327	51,692	102,114	101,949
Loss from operations	(9,554)	(7,764)	(27,603)	(16,172)
Interest expense, net	(3,062)	(2,956)	(5,965)	(5,862)
Loss on debt extinguishment	(834)	—	(834)	—
Other expense, net	(373)	(428)	(646)	(739)
Loss before income taxes	(13,823)	(11,148)	(35,048)	(22,773)
Provision for income taxes	1,578	697	2,307	378
Net loss	$(15,401)	$(11,845)	$(37,355)	$(23,151)

Net loss per share:
Basic and diluted	$(0.16)	$(0.13)	$(0.39)	$(0.26)
Shares used in per share calculations:
Basic and diluted	96,727	88,931	96,255	88,554

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six months ended
	June 26, 2020	June 28, 2019
Cash flows from operating activities:
Net loss	$(37,355)	$(23,151)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization of intangibles	2,462	4,162
Depreciation	5,535	5,716
Stock-based compensation	9,807	4,623
Amortization of discount on convertible and other debt	3,785	3,262
Amortization of non-cash warrant	868	48
Loss on debt extinguishment	834	—
Deferred income taxes, net	1,116	(145)
Provision for doubtful accounts, returns and discounts	662	500
Provision for excess and obsolete inventories	723	384
Other non-cash adjustments, net	118	79
Changes in operating assets and liabilities:
Accounts receivable	13,024	10,699
Inventories	(4,032)	(2,440)
Prepaid expenses and other assets	19,182	(1,526)
Accounts payable	(14,963)	(1,752)
Deferred revenues	11,241	4,989
Income taxes payable	(181)	(292)
Accrued and other liabilities	(11,936)	(9,802)
Net cash provided by (used in) operating activities	890	(4,646)
Cash flows from investing activities:
Purchases of property and equipment	(20,753)	(2,939)
Net cash used in investing activities	(20,753)	(2,939)
Cash flows from financing activities:
Payments of convertible debt	(25)	—
Payment of convertible debt issuance costs	(35)	—
Proceeds from other debts and finance leases	9,398	4,503
Repayment of other debts and finance leases	(6,342)	(6,162)
Proceeds from common stock issued to employees	3,000	2,147
Payment of tax withholding obligations related to net share settlements of restricted stock units	(1,049)	(828)
Net cash provided by (used in) financing activities	4,947	(340)
Effect of exchange rate changes on cash and cash equivalents	(398)	—
Net decrease in cash and cash equivalents	(15,314)	(7,925)
Cash and cash equivalents at beginning of the year	93,058	65,989
Cash and cash equivalents at end of the year	$77,744	$58,064

Harmonic Inc.
Preliminary Revenue Information
(Unaudited, in thousands, except percentages)

	Three months ended
	June 26, 2020				March 27, 2020				June 28, 2019
	GAAP	Adjustment(1)	Non-GAAP		GAAP	Adjustment(1)	Non-GAAP		GAAP	Adjustment(1)	Non-GAAP
Geography
Americas	$42,307	$—	$42,307	58%	$37,650	$—	$37,650	48%	$42,437	$23	$42,460	50%
EMEA	24,714	—	24,714	33%	27,816	—	27,816	35%	25,203	—	25,203	30%
APAC	6,973	—	6,973	9%	12,951	—	12,951	17%	17,225	—	17,225	20%
Total	$73,994	$—	$73,994	100%	$78,417	$—	$78,417	100%	$84,865	$23	$84,888	100%

Market
Service Provider	$42,169	$—	$42,169	57%	$43,759	$—	$43,759	56%	$43,438	$23	$43,461	51%
Broadcast and Media	31,825	—	31,825	43%	34,658	—	34,658	44%	41,427	—	41,427	49%
Total	$73,994	$—	$73,994	100%	$78,417	$—	$78,417	100%	$84,865	$23	$84,888	100%

	Six months ended
	June 26, 2020				June 28, 2019
	GAAP	Adjustments(1)	Non-GAAP		GAAP	Adjustments(1)	Non-GAAP
Geography
Americas	$79,957	$—	$79,957	53%	$76,625	$48	$76,673	46%
EMEA	52,530	—	52,530	34%	53,281	—	53,281	32%
APAC	19,924	—	19,924	13%	35,065	—	35,065	22%
Total	$152,411	$—	$152,411	100%	$164,971	$48	$165,019	100%

Market
Service Provider	$85,928	$—	$85,928	56%	$87,650	$48	$87,698	53%
Broadcast and Media	66,483	—	66,483	44%	77,321	—	77,321	47%
Total	$152,411	$—	$152,411	100%	$164,971	$48	$165,019	100%

(1) See “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three months ended June 26, 2020
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$47,453	$26,541	$73,994	$—		$73,994
Gross profit	26,024	12,128	38,152	(379)		37,773
Gross margin%	54.8%	45.7%	51.6%			51.0%
Operating loss	(4,237)	(878)	(5,115)	(4,439)		(9,554)
Operating margin%	(8.9)%	(3.3)%	(6.9)%			(12.9)%
	Three months ended March 27, 2020
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$54,372	$24,045	$78,417	$—		$78,417
Gross profit	27,907	10,414	38,321	(1,583)		36,738
Gross margin%	51.3%	43.3%	48.9%			46.8%
Operating loss	(6,267)	(3,265)	(9,532)	(8,517)		(18,049)
Operating margin%	(11.5)%	(13.6)%	(12.2)%			(23.0)%
	Three months ended June 28, 2019
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$71,625	$13,263	$84,888	$(23)	*	$84,865
Gross profit	41,444	4,086	45,530	(1,602)		43,928
Gross margin%	57.9%	30.8%	53.6%			51.8%
Operating income (loss)	4,459	(7,243)	(2,784)	(4,980)		(7,764)
Operating margin%	6.2%	(54.6)%	(3.3)%			(9.1)%

	Six months ended June 26, 2020
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$101,825	$50,586	$152,411	$—		$152,411
Gross profit	53,931	22,542	76,473	(1,962)		74,511
Gross margin%	53.0%	44.6%	50.2%			48.9%
Operating loss	(10,504)	(4,143)	(14,647)	(12,956)		(27,603)
Operating margin%	(10.3)%	(8.2)%	(9.6)%			(18.1)%
	Six months ended June 28, 2019
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$138,801	$26,218	$165,019	$(48)	*	$164,971
Gross profit	80,046	9,179	89,225	(3,448)		85,777
Gross margin%	57.7%	35.0%	54.1%			52.0%
Operating income (loss)	6,427	(13,040)	(6,613)	(9,559)		(16,172)
Operating margin%	4.6%	(49.7)%	(4.0)%			(9.8)%

(1) See “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.

* This non-GAAP adjustment is for warrant amortization and relate to our Cable Access segment. After applying this adjustment to the non-GAAP revenue for the Cable Access segment, our GAAP revenue for the Cable Access segment for the three and six months ended June 28, 2019 was $13,240 and $26,170, respectively.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three months ended June 26, 2020
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating expense, net	Net Loss
GAAP	$73,994	$37,773	$47,327	$(9,554)	$(4,269)	$(15,401)
Stock-based compensation	—	312	(3,236)	3,548	—	3,548
Amortization of intangibles	—	65	(742)	807	—	807
Restructuring and related charges	—	2	(82)	84	—	84
Loss on convertible debt extinguishment	—	—	—	—	834	834
Non-cash interest and other expenses related to convertible notes and other debt	—	—	—	—	1,950	1,950
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	2,238
Total adjustments	—	379	(4,060)	4,439	2,784	9,461
Non-GAAP	$73,994	$38,152	$43,267	$(5,115)	$(1,485)	$(5,940)
As a % of revenue (GAAP)		51.0%	64.0%	(12.9)%	(5.8)%	(20.8)%
As a % of revenue (Non-GAAP)		51.6%	58.5%	(6.9)%	(2.0)%	(8.0)%
Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.16)
Diluted net loss per share-Non-GAAP						$(0.06)
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						96,727

	Three months ended March 27, 2020
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating expense, net	Net Loss
GAAP	$78,417	$36,738	$54,787	$(18,049)	$(3,176)	$(21,954)
Stock-based compensation	—	771	(5,488)	6,259	—	6,259
Amortization of intangibles	—	885	(770)	1,655	—	1,655
Restructuring and related charges	—	(73)	(676)	603	—	603
Non-cash interest and other expenses related to convertible notes and other debt	—	—	—	—	1,835	1,835
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,816
Total adjustments	—	1,583	(6,934)	8,517	1,835	12,168
Non-GAAP	$78,417	$38,321	$47,853	$(9,532)	$(1,341)	$(9,786)
As a % of revenue (GAAP)		46.8%	69.9%	(23.0)%	(4.1)%	(28.0)%
As a % of revenue (Non-GAAP)		48.9%	61.0%	(12.2)%	(1.7)%	(12.5)%
Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.23)
Diluted net loss per share-Non-GAAP						$(0.10)
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						95,575

	Three months ended June 28, 2019
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating expense, net	Net Loss
GAAP	$84,865	$43,928	$51,692	$(7,764)	$(3,384)	$(11,845)
Accounting impact related to warrant amortization	23	23	—	23	—	23
Stock-based compensation	—	193	(2,317)	2,510	—	2,510
Amortization of intangibles	—	1,295	(784)	2,079	—	2,079
Restructuring and related charges	—	91	(277)	368	—	368
Non-cash interest and other expenses related to convertible notes and other debt	—	—	—	—	1,656	1,656
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,238
Total adjustments	23	1,602	(3,378)	4,980	1,656	7,874
Non-GAAP	$84,888	$45,530	$48,314	$(2,784)	$(1,728)	$(3,971)
As a % of revenue (GAAP)		51.8%	60.9%	(9.1)%	(4.0)%	(14.0)%
As a % of revenue (Non-GAAP)		53.6%	56.9%	(3.3)%	(2.0)%	(4.7)%
Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.13)
Diluted net loss per share-Non-GAAP						$(0.04)
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						88,931

	Six months ended June 26, 2020
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating Expense	Net Loss
GAAP	$152,411	$74,511	$102,114	$(27,603)	$(7,445)	$(37,355)
Stock-based compensation	—	1,083	(8,724)	9,807	—	9,807
Amortization of intangibles	—	950	(1,512)	2,462	—	2,462
Restructuring and related charges	—	(71)	(758)	687	—	687
Loss on convertible debt extinguishment	—	—	—	—	834	834
Non-cash interest and other expenses related to convertible notes and other debt	—	—	—	—	3,785	3,785
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	4,054
Total adjustments	—	1,962	(10,994)	12,956	4,619	21,629
Non-GAAP	$152,411	$76,473	$91,120	$(14,647)	$(2,826)	$(15,726)
As a % of revenue (GAAP)		48.9%	67.0%	(18.1)%	(4.9)%	(24.5)%
As a % of revenue (Non-GAAP)		50.2%	59.8%	(9.6)%	(1.9)%	(10.3)%

Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.39)
Diluted net loss per share-Non-GAAP						$(0.16)
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						96,255

	Six months ended June 28, 2019
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating Expense	Net Loss
GAAP	$164,971	$85,777	$101,949	$(16,172)	$(6,601)	$(23,151)
Accounting impact related to warrant amortization	48	48	—	48	—	48
Stock-based compensation	—	418	(4,205)	4,623	—	4,623
Amortization of intangibles	—	2,590	(1,572)	4,162	—	4,162
Restructuring and related charges	—	392	(334)	726	—	726
Non-cash interest and other expenses related to convertible notes and other debt	—	—	—	—	3,262	3,262
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,572
Total adjustments	48	3,448	(6,111)	9,559	3,262	14,393
Non-GAAP	$165,019	$89,225	$95,838	$(6,613)	$(3,339)	$(8,758)
As a % of revenue (GAAP)		52.0%	61.8%	(9.8)%	(4.0)%	(14.0)%
As a % of revenue (Non-GAAP)		54.1%	58.1%	(4.0)%	(2.0)%	(5.3)%

Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.26)
Diluted net loss per share-Non-GAAP						$(0.10)
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						88,554

Harmonic Inc.
Preliminary Adjusted EBITDA Reconciliation (Unaudited)
(In thousands)

	Three months ended
	June 26, 2020	March 27, 2020	June 28, 2019
Net loss - GAAP	$(15,401)	$(21,954)	$(11,845)
Provision for income taxes	1,578	729	697
Interest expense, net	3,062	2,903	2,956
Depreciation	2,692	2,843	2,870
Amortization of intangibles	807	1,655	2,079
EBITDA	(7,262)	(13,824)	(3,243)

Adjustments
Accounting impact related to warrant amortization	—	—	23
Stock-based compensation	3,548	6,259	2,510
Loss on convertible debt extinguishment	834	—	—
Restructuring and related charges	84	603	368
Adjusted EBITDA	$(2,796)	$(6,962)	$(342)

	Six months ended
	June 26, 2020	June 28, 2019
Net loss - GAAP	$(37,355)	$(23,151)
Provision for income taxes	2,307	378
Interest expense, net	5,965	5,862
Depreciation	5,535	5,716
Amortization of intangibles	2,462	4,162
EBITDA	(21,086)	(7,033)

Adjustments
Accounting impact related to warrant amortization	—	48
Stock-based compensation	9,807	4,623
Loss on convertible debt extinguishment	834	—
Restructuring and related charges	687	726
Adjusted EBITDA	$(9,758)	$(1,636)

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance
(In millions, except percentages and per share data)

	Q3 2020 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Loss
GAAP	$75.0 to $87.0	$37.4 to $44.7	$50.0 to $52.0	$(14.5) to $(5.5)	$(3.0) to $(3.2)	$(18.2) to $(9.4)
Stock-based compensation	—	0.3	(3.8)	4.1	—	4.1
Amortization of intangibles	—	—	(0.7)	0.7	—	0.7
Restructuring and related charges	—	0.2	(0.6)	0.8	—	0.8
Non-cash interest and other expenses related to convertible notes and other debt	—	—	—	—	1.7	1.7
Tax effect of non-GAAP adjustments	—	—	—	—	—	$0.7 to $1.6
Total adjustments	—	0.5	(5.1)	5.6	1.7	$8.0 to $8.9
Non-GAAP	$75.0 to $87.0	$37.9 to $45.2	$45.0 to $47.0	$(9.0) to $0.0	$(1.3) to $(1.5)	$(9.3) to $(1.4)
As a % of revenue (GAAP)		50.0% to 51.5%	57.8% to 69.3%	(19.5)% to (6.4)%	(3.4)% to (4.3)%	(24.2)% to (10.7)%
As a % of revenue (Non-GAAP)		50.5% to 52.0%	52.0% to 62.5%	(12.0)% to 0.0%	(1.5)% to (2.0)%	(12.4)% to (1.6)%
Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.19) to $(0.10)
Diluted net loss per share-Non-GAAP						$(0.09) to $(0.01)
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						97.6

	Q4 2020 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$122.0 to $142.0	$60.7 to $75.1	$50.0 to $54.0	$11.0 to $21.0	$(3.0) to $(3.3)	$7.3 to $17.1
Stock-based compensation	—	0.3	(3.8)	4.1	—	4.1
Amortization of intangibles	—	—	(0.7)	0.7	—	0.7
Restructuring and related charges	—	0.2	(0.2)	0.4	—	0.4
Non-cash interest and other expenses related to convertible notes and other debt	—	—	—	—	1.7	1.7
Tax effect of non-GAAP adjustments	—	—	—	—	—	$(1.9) to $(1.0)
Total adjustments	—	0.5	(4.7)	5.2	1.7	$5.0 to $5.9
Non-GAAP	$122.0 to $142.0	$61.2 to $75.6	$45.0 to $49.5	$16.0 to $26.0	$(1.3) to $(1.6)	$13.2 to $22.1
As a % of revenue (GAAP)		50.0% to 53.0%	40.9% to 38.2%	8.9% to 14.7%	(2.1)% to (2.6)%	6.0% to 12.1%
As a % of revenue (Non-GAAP)		50.0% to 53.0%	37.0% to 34.9%	13.1% to 18.4%	(0.9)% to (1.3)%	10.8% to 15.6%
Diluted net income per share:
Diluted net income per share-GAAP						$0.07 to $0.17
Diluted net income per share-Non-GAAP						$0.13 to $0.22
Shares used to compute diluted net income per share:
GAAP and Non-GAAP						98.5

	2020 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$349.5 to $381.5	$172.5 to $194.2	$202.5 to $208.5	$(31.5) to $(12.5)	$(13.4) to $(13.9)	$(48.5) to $(29.8)
Stock-based compensation	—	1.7	(16.4)	18.1	—	18.1
Amortization of intangibles	—	1.0	(3.0)	4.0	—	4.0
Restructuring and related charges	—	0.4	(1.5)	1.9	—	1.9
Non-cash interest and other expenses related to convertible notes and other debt	—	—	—	—	7.2	7.2
Loss on debt extinguishment	—	—	—	—	0.8	0.8
Tax effect of non-GAAP adjustments	—	—	—	—	—	$2.9 to $4.8
Total adjustments	—	3.1	(20.9)	24.0	8.0	$34.9 to $36.8
Non-GAAP	$349.5 to $381.5	$175.6 to $197.3	$181.5 to $187.5	$(7.5) to $11.5	$(5.4) to $(5.9)	$(11.7) to $5.1
As a % of revenue (GAAP)		49.5% to 51.0%	57.9% to 54.6%	(9.0)% to (3.3)%	(3.5)% to (4.0)%	(13.9)% to (7.8)%
As a % of revenue (Non-GAAP)		50.0% to 51.5%	51.9% to 49.2%	(2.2)% to 3.0%	(1.4)% to (1.7)%	(3.3)% to 1.3%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP						$(0.50) to $(0.31)
Diluted net income (loss) per share-Non-GAAP						$(0.12) to $0.05
Shares used to compute diluted net income (loss) per share:
GAAP and Non-GAAP						97.0
Non-GAAP						98.1

Harmonic Inc.
Adjusted EBITDA Reconciliation on Financial Guidance
(In millions)

	Q3 2020 Financial Guidance	Q4 2020 Financial Guidance	2020 Financial Guidance
Net income (loss) - GAAP	$(18.2) to $(9.4)	$7.3 to $17.1	$(48.5) to $(29.8)
Provision for income taxes	0.6	0.6	3.4
Interest expense, net	2.7	2.8	11.5
Depreciation	3.4	3.3	12.2
Amortization of intangibles	0.7	0.7	4.0
EBITDA	$(10.8) to $(2.0)	$14.7 to $24.5	$(17.4) to $1.3

Adjustments
Stock-based compensation	4.1	4.1	18.1
Restructuring and related charges	0.8	0.4	1.8
Loss on debt extinguishment	—	—	0.8
Adjusted EBITDA	$(6.0) to $3.0	$19.0 to $29.0	$3.0 to $22.0